UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 April 10, 2001
                Date of Report (Date of earliet event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 340
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)
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ITEM 9.  Regulation FD

On April 10, 2001, Mid-America Apartment Communities, Inc. (MAA: NYSE) issued the following press release:

Our markets are steady and holding to normal seasonal patterns. Overall occupancy (32,414 owned and joint venture units) is 95.0%, -0.4% from a year earlier. Same store (27,997 units) occupancy is 95.2%, -0.3%. Average rental rate (all units) was +3.0% for the latest reporting period vs. a year earlier as were the same store units.

Time will tell if the modest dip is attributable to general economic conditions (recession). In a recessionary climate, apartments perform better than most other businesses. The #1 reason that we lose customers is that they buy houses; in a recession, home buying is crimped. We keep our customers longer, gaining operating economies from the resulting reduction in customer turnover rates.

We have 452 newly developed units, completed and available for leasing but as yet unrented. We'll add 244 more new units during the final half of 2001, giving us new revenue from 696 units still before us. Leaseup goes well at most, though the pace at The Reserve at Dexter Lake (Memphis) is somewhat slow; the Memphis regional market shows softness (average overall market occupancy of about 91%; our Memphis portfolio same-store occupancy is 93.4%).

All in all, we find no surprises in the marketplace. Things are going along very much as we have foreseen and have projected publicly for the past two or three years. We are comfortable with the present consensus projections for Mid-America and continue to see steady progress throughout the year as the 696 new units become increasingly productive.

Insiders continue to be buyers of Mid-America shares, purchasing an additional 8,390 shares to date in 2001.

Certain matters in this press release may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated growth rate of revenues and expenses at Mid-America's properties and anticipated lease-up (and rental concessions) at development properties. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, construction delays that could cause new and add-on apartment units to reach the market later than anticipated, changes in interest rates and other items that are difficult to control such as insurance rates, increases in real estate taxes in many of our markets, as well as the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchnage Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  April 10, 2001               /s/Simon R.C. Wadsworth
                                    Simon R.C. Wadsworth
                                    Executive Vice President
                                    (Principal Financial and Accounting Officer)